EXHIBIT 31.2

Certification of Chief Financial Officer pursuant to Rules 13a-14(a) and 15d-14(a) of the Securities and Exchange Act of 1934, as adopted pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002

I, Neil Burley, certify that:

1.)  I  have   reviewed   this  annual  report  on  Form  10-KSB  of  SecureCARE
     Technologies, Inc. ("SCTI");

2.) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.) Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of SCTI as of, and for, the periods presented in this annual report;

4.) SCTI's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for SCTI and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     (b) Evaluated the effectiveness of SCTI's disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (c) Disclosed in this annual report any change in SCTI's internal control over financial reporting that occurred during SCTI's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, SCTI's internal control over financial reporting; and

5.) SCTI's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to SCTI's auditors and the audit committee of SCTI's board of directors (or persons performing the equivalent function):

     (a) All significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect SCTI's ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involved management of other employees who have a significant role in SCTI's internal control over financial reporting,


     Date:  May 19, 2006               /s/ NEIL BURLEY
                                       -----------------------------------------
                                       Neil Burley
                                       Chief Financial Officer